                                   SUPPLEMENT
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SECURITY EQUITY FUND
   SECURITY ENHANCED INDEX FUND
   SECURITY INTERNATIONAL FUND
   SECURITY LARGE CAP GROWTH FUND
MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001

                          SUPPLEMENT DATED MAY 1, 2001
                      TO PROSPECTUS DATED FEBRUARY 1, 2001

The  Prospectus  is  supplemented  to  reflect a change in  Sub-Adviser  for the
Security  Enhanced Index Fund and the Security  International  Fund, a change in investment  policy for Security Large Cap Growth Fund, and other  administrative changes.

All references in the  Prospectus to Bankers Trust  Company,  in its capacity as
Sub-Adviser,  have now been changed to reflect Deutsche Asset  Management,  Inc.
(DAMI) as the Sub-Adviser.

THE LAST SENTENCE OF THE FIRST  PARAGRAPH OF THE SUBSECTION  "SECURITY LARGE CAP
GROWTH  FUND,"  PAGE 6,  IS  DELETED  IN ITS  ENTIRETY  AND  REPLACED  WITH  THE
FOLLOWING:

The Fund may also concentrate its investments in a particular  industry or group of related industries.

PARAGRAPHS  FIVE AND SIX OF THE  SUBSECTION  "INVESTMENT  MANAGER," PAGE 19, ARE
DELETED IN THEIR ENTIRETY AND REPLACED WITH THE FOLLOWING:

The Investment  Manager has engaged DAMI, 130 Liberty Street, New York, New York
10006, to provide  investment  advisory  services to the Enhanced Index Fund and
International  Fund. DAMI was founded in 1838 as Morgan  Grenfell,  Inc. and has provided asset management services since 1953. As of December 31, 2000, DAMI had approximately $17.6 billion under management.

DAMI is an indirect  wholly  owned  subsidiary  of Deutsche  Bank AG  ("Deutsche
Bank"). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

THE  SUBSECTION  "PORTFOLIO  MANAGERS,"  PAGE 20,  IS  AMENDED  BY  SUBSTITUTING
REFERENCES TO "BANKERS TRUST COMPANY" WITH REFERENCE TO "DAMI."

THE THIRD PARAGRAPH OF THE SUBSECTION "PAYMENT OF REDEMPTION PROCEEDS," PAGE 25,
IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

BY CHECK.  Redemption  proceeds will be sent to the  shareholder(s) of record at the address on our records  generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption  proceeds,  the
Investment  Manager will provide a certified  or  cashier's  check,  or send the redemption proceeds by express mail, upon the shareholder's  request or send the proceeds by wire  transfer to the  shareholder's  bank  account  upon receipt of appropriate wire transfer instructions.  In addition, redemption proceeds can be sent by electronic funds transfer,  free of charge,  to the  shareholder's  bank account.

THE THIRD PARAGRAPH OF THE SUBSECTION  "ACCUMULATION  PLAN," PAGE 26, IS DELETED
IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

Investors may also choose to use an "Automatic  Investment Plan" (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to
3  business  days  before  the  date  scheduled  to  purchase  Fund  shares.  An application for an Automatic Investment Plan may be obtained from the Funds.

THE FIRST SENTENCE OF THE SUBSECTION ENTITLED  "SYSTEMATIC  WITHDRAWAL PROGRAM,"
PAGE 26, IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

Shareholders  who  wish  to  receive  regular  monthly,  bi-monthly,  quarterly, semiannual,  or  annual  payments  of $25 or more  may  establish  a  Systematic
Withdrawal Program.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE